                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Northern Border Partners, L.P. (the "Partnership") for the quarterly period ended June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), William R. Cordes, as Chief Executive Officer of the Partnership, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Sections. 906 of the Sarbanes-Oxley Act of 2002, that:

      (1)   The Report fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Dated: August 6, 2004                      /s/ William R. Cordes
                                         -----------------------------------
                                         William R. Cordes
                                         Chief Executive Officer

This certification is made solely for the purpose of 18 U.S.C. Section 1350, and not for any other purpose.